THIS SECURITY HAS NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE BLUE SKY LAWS, AND IS SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND APPLICABLE BLUE SKY LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
DIGITILITI, INC.
SECURED CONVERTIBLE PROMISSORY NOTE

$_______	______, 2011
FOR VALUE RECEIVED, Digitiliti, Inc., a Delaware corporation (the “Company”), promises to pay to the order of  ________________, a [insert state of residence /insert entity form, organized and existing under the laws of  _____] or [his/her/its] successors and assigns (the “Holder”), at  _____, or at such other place designated at any time by the Holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum $_________, or so much thereof as may be outstanding from time to time, together with interest thereon as set forth herein. This Secured Convertible Promissory Note (this “Note”) is one of several notes (collectively, the “Notes”) being issued by the Company pursuant to that certain Convertible Promissory Note and Warrant Purchase Agreement dated as of February ______, 2011 (the “Purchase Agreement”). Each of the Notes shall be identical to the other Notes except with respect to the principal amount and the name of and other information regarding the holder. Capitalized terms used but not otherwise defined herein, shall have the meanings given to them in the Purchase Agreement.
1. Definitions. For purposes of this Note, the following terms shall have the definitions set forth below:
(a) “Conversion Price” means $0.20 per share of Common Stock.
(b) “Majority Holders” means the holders of more than 50% in principal amount of the outstanding Notes.
(c) “Maturity Date” means August 1, 2012, as such date may be extended pursuant to Section 2 hereof.
(d) “Pro Rata Portion” with respect to a Holder, means such Holder’s percentage holding of the aggregate principal amount of all outstanding Notes.
2. Maturity. The entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon (the “Outstanding Balance”), shall be due and payable on the Maturity Date. The Company may extend the Maturity Date of all outstanding Notes (but not less than all Notes) for up to two six-month periods, provided that each time the Company elects to extend the Maturity Date the Company shall issue to the Holder a warrant to purchase that number of shares of Common stock equal to the product of (a) such Holder’s Pro Rata Portion and (b) 577,500 (rounded down to the nearest whole number). Such warrant shall have the same terms as the Warrants, but shall have an exercise price equal to 110% of the average closing market price for the ten trading days before the date of issuance.

3. Interest. This Note shall bear interest on the outstanding principal amount at the rate of 12% per annum simple interest (or if this rate exceeds the maximum rate permissible by law, the maximum rate premissible) until the Note is paid in full. Interest on this Note may be prepaid at any time, wihtout penalty.
4. Security Interest. Except as set forth in Section 5 or for Permitted Indebtedness (as defined in the Purchase Agreement), this Note is secured by all of the assets of the Company pursuant to the terms of the Security Agreement. The payment of this Note shall rank equal in right of payment to each of the other Notes.
5. Subordination. The Holder hereby agrees and acknowledges that the security interest granted to the Holder securing repayment of this Note is expressly subordinate to the Vault Loan (as such term is defined in the Purchase Agreement). Additionally, the Holder shall, from time to time, at the request of the Company, subordinate the portion of the security interest securing repayment of this Note (and all Notes) covering accounts receivable only to any accounts receivable or equipment based financing obtained by the Company from any bank or other lender.
6. Prepayment. Upon notice of prepayment, the Holder shall have ten business days to elect, in the Holder’s sole discretion, to either (i) convert the Note pursuant to Section 7(a) or (ii) be repaid the Outstanding Balance. Any cash payments made by the Company with regard to any of the Notes will be made simultaneously with regard to all of the Notes, other than Notes converted at the request of the Holder thereof, in an amount prorated among the Notes in proportion to the outstanding principal balances of each of the Notes.
7. Conversion.
(a) The Holder shall have the right at any time to convert the Outstanding Balance into that number of shares of Common Stock found by dividing the Outstanding Balance by the Conversion Price.
(b) If the closing price of the Company’s Common Stock is $1.00 or higher for 20 consecutive trading days, the Company may in its sole discretion, convert all outstanding Notes (and not less than all Notes). If the Company elects to convert the Notes into Common Stock pursuant to this Section 7(b) and the Holder does not elect to have all amounts due hereunder paid in cash within forty-five business days of the notice of conversion: (i) this Note shall convert into that number of shares of Common Stock found by dividing the applicable Outstanding Balance by the Conversion Price, and (ii) if the shares are not then freely tradeable under Rule 144, the Company shall use reasonable efforts to register the underlying shares with the Commission as soon as reasonably practicable.
(c) Upon any conversion of this Note described in Section 7(a) or (b), the Holder shall immediately surrender this Note (or a portion of this Note, as applicable) in exchange for stock certificates representing the appropriate number of shares of Common Stock, the number of which shall be rounded up to the nearest whole number, such that no fractional shares shall be issued.

8. Events of Default and Acceleration. Any part or all of the then Outstanding Balance shall become immediately due and payable upon the occurrence of an Event of Default unless such Event of Default is cured within 30 days of written notice from the Majority Holders or an agent thereof the occurrence of any of the following events of default (each an “Event of Default”):
(a) the Company fails to make the payment of principal or interest of the Note when the same becomes due and payable; or
(b) the Company materially breaches any term of this Note or any term of the other Transaction Documents (as defined in the Purchase Agreement); or
(c) the Company shall generally fail to pay, or admit in writing its inability to pay, its debts as they become due; or
(d) the Company shall cease or materially diminish its operation, or apply for, consent to, or acquiesce in the appointment of a trustee, receiver or other custodian for itself or any of its property, or make a general assignment composition, or similar device for the benefit of its creditors; or a trustee, receiver or other custodian shall otherwise be appointed for the Company or any of its assets; an attachment or receivership of assets or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding shall be commenced by or against the Company; or the Company shall take any corporate action to authorize, or in furtherance of, any of the foregoing.
9. Attorneys’ Fees. If the principal and interest on this Note is not paid when due, whether or not collection is initiated by the prosecution of any suit, or by any other judicial proceeding, or this Note is placed in the hands of an attorney for collection, the Company shall pay, in addition to all other amounts owing hereunder, all costs expenses and fees, including reasonable hourly attorneys’ fees, incurred by the Holder in connection therewith.
10. Waiver and Consent. The Company hereby waives presentment for payment, notice of nonpayment, protest, notice of protest and all other notices, filing of suit and diligence in collecting the amounts due under this Note and agrees that the Holder shall not be required first to initiate any suit or exhaust its remedies against any other person or parties in order to enforce payment of this Note.
11. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Minnesota, without regard to conflict of laws provisions.
12. Miscellaneous Provisions. This Note shall be binding on the successors and assigns of the Company and inure to the benefit of the Holder, its successors, endorsees and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. This Note may be changed only by an agreement in writing signed by the Company and the Holder.

IN WITNESS WHEREOF the undersigned have executed this Note effective as of the date first above written.

COMPANY:

DIGITILITI, INC.

By:

Name:

Its:

INDIVIDUAL HOLDER:

Signature:
Name:

ENTITY HOLDER:

By:

Name:

Its:

[Signature Page to Secured Convertible Promissory Note]

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